Exhibit 99.3
Frontier Communications Corporation
Pro Forma Combined Historical Financial and Operating Data
for the Five Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010, December 31, 2010 and March 31, 2011

The following unaudited schedules are presented in order to provide unaudited pro forma combined historical financial and operating data for Frontier Communications Corporation (Frontier), including financial and operating data for the properties acquired from Verizon Communications Inc. (Verizon) on July 1, 2010 in a merger transaction.  The unaudited financial and operating data for the three months ended September 30, 2010, December 31, 2010 and March 31, 2011 represent actual information for the third and fourth quarters of 2010 and first quarter of 2011.

The unaudited pro forma combined statements of operations information, which have been prepared for the three months ended June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010, give effect to the transactions and other events as if they had occurred on January 1, 2009.  The pro forma information is not necessarily indicative of what the financial position or results of operations actually would have been had the acquisition been completed at the beginning of each period presented.  The pro forma information assumes that the debt of Verizon's Separate Telephone Operations (VSTO or the Acquired Properties) was assumed by Frontier as of January 1, 2009, the Frontier common stock was issued to Verizon shareholders as of January 1, 2009 and the Frontier annual cash dividend policy was $0.75 per share in 2009 and 2010.

Frontier is considered the accounting acquirer.  The historical quarterly financial information of Frontier and VSTO prior to July 1, 2010 has been adjusted to give effect to events that are directly attributable to the transactions and factually supportable and, in the case of the statements of operations information, that are expected to have a continuing impact.  Pro Forma adjustments were made:  to adjust the historical pension and other postretirement employee benefit obligations retained by Verizon; to conform the bad debt expense classification of VSTO to Frontier's policy; to remove acquisition, integration and realignment expenditures; to include interest expense on $3.2 billion of notes assumed by Frontier in the acquisition; to include amortization of acquired customer assets, and to exclude interest charged to VSTO by Verizon.

Note: All amounts in the attached schedules for the first quarter of 2011 have been shaded. Additionally, any other new amounts that have been included in these schedules have been shaded.

Frontier Communications Corporation
Pro Forma Combined Historical Financial Data
for the Five Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the quarters Ended September 30, 2010, December 31, 2010 and March 31, 2011

													Actual		Actual		Actual
	June 30,		September 30,		December 31,			March 31,			June 30,		September 30,		December 31,		March 31,
(Amounts in millions, except	2009	Var.	2009	Var.	2009		Var.	2010		Var.	2010	Var.	2010	Var.	2010	Var.	2011
per share amounts)

Income Statement Data
Revenue	$1,541	$(27)	$1,514	$(60)	$1,454		$2	$1,456		$(22)	$1,434	$(31)	$1,403	$(44)	$1,359	$(12)	$1,347
Costs and expenses (1)	804	(23)	781	18	799		(22)	777		18	795	34	829	(63)	766	(21)	745
Depreciation and amortization	399	(32)	367	(22)	345		(1)	344		2	346	(6)	340	13	353	(2)	351
Total operating expenses	1,203	(55)	1,148	(4)	1,144		(23)	1,121		20	1,141	28	1,169	(50)	1,119	(23)	1,096

Operating income	338	28	366	(56)	310		25	335		(42)	293	(59)	234	6	240	11	251
Investment and other income (loss), net	3	2	5	(57)	(52)	(2)	59	7		3	10	(7)	3	(2)	1	8	9
Interest expense	167	1	168	2	170		(5)	165		1	166	1	167	1	168	(1)	167
Income before income taxes	174	29	203	(115)	88		89	177		(40)	137	(67)	70	3	73	20	93
Income tax expense	61	13	74	(39)	35		50	85	(3)	(38)	47	(7)	40	(14)	26	11	37
Net income	$113	$16	$129	$(76)	$53		$39	$92		$(2)	$90	$(60)	$30	$17	$47	$9	$56

Weighted average shares outstanding	988	1	989	-	989		-	989		-	989	-	989	1	990	-	990

Basic net income per share attributable to
common shareholders of Frontier	$0.11	$0.02	$0.13	$(0.08)	$0.05		$0.04	$0.09		$-	$0.09	$(0.06)	$0.03	$0.02	$0.05	$-	$0.05

(1)
Sequential quarterly changes in Costs and Expenses of the acquired properties are impacted by variations in employee and contractor levels at the acquired properties prior to closing on July 1, 2010, including an increase in employees and contractors in the first six months of 2010.

(2)		Includes premium on debt repurchases of $54 million ($34 million or $0.03 per share after tax).

(3)		Includes tax expense of $21 million related to the impact of health care reform legislation enacted in March 2010.

Note: Refer to the cover page for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change based on the final results of the third-party valuation of the acquired assets and other factors.

Frontier Communications Corporation
Pro Forma Combined Historical Financial and Operating Data
for the Five Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010, December 31, 2010 and March 31, 2011

											Actual		Actual		Actual
	June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,
(Amounts in millions)	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011

Selected Income Statement Data
Revenue
Local and long distance services	$797	$(30)	$767	$(7)	$760	$(38)	$722	$(13)	$709	$(20)	$689	$(27)	$662	$(27)	$635
Data and internet services	465	(8)	457	2	459	(1)	458	5	463	(10)	453	-	453	6	459
Other	90	4	94	(49)	45	41	86	2	88	5	93	(10)	83	4	87
Customer revenue	1,352	(34)	1,318	(54)	1,264	2	1,266	(6)	1,260	(25)	1,235	(37)	1,198	(17)	1,181
Switched access and subsidy	189	7	196	(6)	190	-	190	(16)	174	(6)	168	(7)	161	5	166
Total revenue	1,541	(27)	1,514	(60)	1,454	2	1,456	(22)	1,434	(31)	1,403	(44)	1,359	(12)	1,347

Expenses
Costs and expenses (1)	804	(23)	781	18	799	(22)	777	18	795	34	829	(63)	766	(21)	745
Depreciation and amortization	399	(32)	367	(22)	345	(1)	344	2	346	(6)	340	13	353	(2)	351
Total operating expenses	1,203	(55)	1,148	(4)	1,144	(23)	1,121	20	1,141	28	1,169	(50)	1,119	(23)	1,096

Operating Income	$338	$28	$366	$(56)	$310	$25	$335	$(42)	$293	$(59)	$234	$6	$240	$11	$251

Other Financial Data
Adjusted operating income (2)	$346	$23	$369	$9	$378	$(25)	$353	$(44)	$309	$22	$331	$(62)	$269	$6	$275
Adjusted operating income %	22.5%	1.9%	24.4%	1.6%	26.0%	-1.8%	24.2%	-2.7%	21.5%	2.1%	23.6%	-3.8%	19.8%	0.6%	20.4%
Operating cash flow, as adjusted (2)	$745	$(9)	$736	$(13)	$723	$(26)	$697	$(42)	$655	$16	$671	$(49)	$622	$4	$626
Operating cash flow %, as adjusted	48.3%	0.3%	48.6%	1.1%	49.7%	-1.8%	47.9%	-2.2%	45.7%	2.2%	47.9%	-2.1%	45.8%	0.7%	46.5%
Free cash flow (2)	$297	$13	$310	$(10)	$300	$57	$357	$(72)	$285	$54	$339	$(126)	$213	$40	$253
Dividends (3)	$186	$-	$186	$-	$186	$-	$186	$-	$186	$-	$186	$-	$186	$1	$187
Dividend payout ratio (3)	62.6%	-2.6%	60.0%	2.0%	62.0%	-9.9%	52.1%	13.2%	65.3%	-10.3%	55.0%	32.5%	87.5%	-13.7%	73.8%

(1)
Sequential quarterly changes in Costs and Expenses of the acquired properties are impacted by variations in employee and contractor levels at the acquired properties prior to closing on July 1, 2010, including an increase in employees and contractors in the first six months of 2010.

(2)	A reconciliation to this measure is presented in Schedules 5 and 6.
(3)	Assumes annual cash dividend of $0.75 per common share.

Note: Refer to the cover page for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change based on the final results of the third-party valuation of the acquired assets and other factors.

Frontier Communications Corporation
Pro Forma Combined Historical Financial and Operating Data
for the Five Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010, December 31, 2010 and March 31, 2011

											Actual		Actual		Actual
	June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,
(Amounts in millions of dollars)	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011

Other Financial Data

Revenue:
Residential	708	(18)	690	(17)	673	(18)	655	(10)	645	(15)	630	(23)	607	(30)	577
Business	644	(16)	628	(37)	591	20	611	4	615	(10)	605	(14)	591	13	604
Total customer revenue	1,352	(34)	1,318	(54)	1,264	2	1,266	(6)	1,260	(25)	1,235	(37)	1,198	(17)	1,181
% of total revenue	88%	-1%	87%	0%	87%	0%	87%	1%	88%	0%	88%	0%	88%	0%	88%
Switched Access Revenue	111	(3)	108	(3)	105	(2)	103	(6)	97	(9)	88	(6)	82	5	87
Federal Subsidies	41	7	48	(1)	47	(1)	46	(11)	35	8	43	-	43	(2)	41
State Subsidies	7	(1)	6	1	7	-	7	-	7	3	10	1	11	(1)	10
Surcharges	30	4	34	(3)	31	3	34	1	35	(8)	27	(2)	25	3	28
Total regulatory revenue	189	7	196	(6)	190	-	190	(16)	174	(6)	168	(7)	161	5	166
% of total revenue	12%	1%	13%	0%	13%	0%	13%	-1%	12%	0%	12%	0%	12%	0%	12%
Total revenue	1,541	(27)	1,514	(60)	1,454	2	1,456	(22)	1,434	(31)	1,403	(44)	1,359	(12)	1,347

Capital expenditures:
Base wireline operations	143	19	162	12	174	(59)	115	29	144	(5)	139	72	211	(18)	193
Fiber optic	54	(23)	31	4	35	(14)	21	(3)	18	2	20	(2)	18	(8)	10
Subtotal	197	(4)	193	16	209	(73)	136	26	162	(3)	159	70	229	(26)	203
Integration	3	(3)	-	22	22	8	30	3	33	(17)	16	3	19	(13)	6
Total	200	(7)	193	38	231	(65)	166	29	195	(20)	175	73	248	(39)	209

Frontier Communications Corporation
Pro Forma Combined Historical Financial and Operating Data
for the Five Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010, December 31, 2010 and March 31, 2011

											Actual		Actual		Actual
	June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,
(Amounts in millions, except operating data)	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011

Other Financial and Operating Data

Access lines:
Residential	4,372,995	(152,049)	4,220,946	(126,356)	4,094,590	(111,174)	3,983,416	(128,275)	3,855,141	(119,981)	3,735,160	(99,490)	3,635,670	(113,960)	3,521,710
Business	2,282,612	(32,859)	2,249,753	(33,694)	2,216,059	(32,679)	2,183,380	(29,271)	2,154,109	(18,357)	2,135,752	(25,704)	2,110,048	(22,794)	2,087,254
Total access lines	6,655,607	(184,908)	6,470,699	(160,050)	6,310,649	(143,853)	6,166,796	(157,546)	6,009,250	(138,338)	5,870,912	(125,194)	5,745,718	(136,754)	5,608,964

Residential customer metrics:
Customers	4,132,594	(140,065)	3,992,529	(116,745)	3,875,784	(101,966)	3,773,818	(120,484)	3,653,334	(115,239)	3,538,095	(92,902)	3,445,193	(106,887)	3,338,306
Revenue	$708	$(18)	$690	$(17)	$673	$(18)	$655	$(10)	$645	$(15)	$630	$(23)	$607	$(30)	$577
Average monthly residential revenue per
customer (ARPU)	$56.25	$0.29	$56.54	$0.51	$57.05	$0.01	$57.06	$0.83	$57.89	$0.54	$58.43	$(0.49)	$57.94	$(1.27)	$56.67
Customer monthly churn	2.07%	0.17%	2.24%	-0.22%	2.02%	-0.16%	1.86%	0.15%	2.01%	-0.13%	1.88%	-0.24%	1.64%	0.15%	1.79%
Products per residential customer (1)	2.10	0.03	2.13	0.03	2.16	0.03	2.19	0.04	2.23	0.03	2.26	0.04	2.30	0.05	2.35

Business customer metrics:
Customers	NA		NA		NA		NA		NA		354,233	(10,410)	343,823	(10,427)	333,396
Revenue	$644	$(16)	$628	$(37)	$591	$20	$611	$4	$615	$(10)	$605	$(14)	$591	$13	$604
Average monthly business revenue per customer (ARPU)	NA		NA		NA		NA		NA		$565.06	$(0.28)	$564.78	$29.61	$594.39

Other data:
Employees	NA		NA		NA		NA		14,800	(42)	14,758	40	14,798	102	14,900
High-Speed Internet (HSI) subscribers	1,660,375	14,638	1,675,013	20,236	1,695,249	15,726	1,710,975	(14,399)	1,696,576	(4,971)	1,691,605	5,562	1,697,167	10,511	1,707,678
Video subscribers	448,292	19,145	467,437	17,962	485,399	11,502	496,901	7,643	504,544	11,097	515,641	15,805	531,446	14,958	546,404
Switched access minutes of use (in millions)	6,272	(222)	6,050	(276)	5,774	105	5,879	(973)	4,906	440	5,346	(248)	5,098	(98)	5,000
Average monthly total revenue per access line	$76.24	$0.65	$76.89	$(1.06)	$75.83	$1.96	$77.79	$0.72	$78.51	$0.22	$78.73	$(0.75)	$77.98	$1.09	$79.07
Average monthly customer revenue per access line	$66.88	$0.04	$66.92	$(0.99)	$65.93	$1.72	$67.65	$1.33	$68.98	$0.31	$69.29	$(0.52)	$68.77	$0.54	$69.31

(1)
Products per residential customer:  primary residential voice line, HSI and video products have a value of 1.  Long distance, Frontier Peace of Mind, second lines, feature packages and dial-up have a value of 0.5.  Acquired properties did not have Frontier Peace of Mind.

Frontier Communications Corporation
Pro Forma Combined Historical Reconciliation of Non-GAAP Financial Measures
for the Five Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010, December 31, 2010 and March 31, 2011

					For the					For the
					year ended			Actual	Actual	year ended	Actual
		June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
	(Amounts in millions)	2009	2009	2009	2009	2010	2010	2010	2010	2010	2011

	Net Income to Free Cash Flow;
	Net Cash Provided by Operating Activities

	Net income	$113	$129	$53	$433	$92	$90	$30	$47	$259	$56

	Add back:
	Depreciation and amortization	399	367	345	1,505	344	346	340	353	1,383	351
	Income tax expense	61	74	35	241	85	47	40	26	198	37
	Pension/OPEB costs (non-cash)	8	3	67	86	18	15	12	16	61	11
	Stock based compensation	3	2	2	9	3	2	5	5	15	4
	Acquisition and integration costs	-	-	-	-	-	-	78	11	89	13

	Subtract:
	Cash paid for income taxes (1)	86	67	47	248	44	43	5	16	108	9
	Other income, net	4	5	(54)	(40)	5	10	2	-	17	7
	Capital expenditures - Business operations	197	193	209	789	136	162	159	229	686	203
	Free cash flow	$297	$310	$300	$1,277	$357	$285	$339	$213	$1,194	$253

(1)	Cash paid for income taxes in 2009 for the acquired properties was allocated evenly across all four quarters of 2009. Actual amounts for 2010 were not available and have been estimated.

Note: Refer to the cover page for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change based on the final results of the third-party valuation of the acquired assets and other factors.

Frontier Communications Corporation
Pro Forma Combined Historical Reconciliation of Non-GAAP Financial Measures
for the Five Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010, December 31, 2010 and March 31, 2011

				For the					For the
				year ended			Actual	Actual	year ended	Actual
	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
(Amounts in millions)	2009	2009	2009	2009	2010	2010	2010	2010	2010	2011

Operating Cash Flow and
Operating Cash Flow Margin

Operating income	$338	$366	$310	$1,373	$335	$293	$234	$240	$1,102	$251

Add back:
Depreciation and amortization	399	367	345	1,505	344	346	340	353	1,383	351
Operating cash flow	$737	$733	$655	$2,878	$679	$639	$574	$593	$2,485	$602
Adjustments:
Non-cash pension/OPEB costs	8	3	67	86	18	15	12	16	61	11
Severance and early retirement costs	-	-	1	4	-	1	7	2	10	-
Acquisition and integration costs	-	-	-	-	-	-	78	11	89	13
Operating income, as adjusted	$346	$369	$378	$1,463	$353	$309	$331	$269	$1,262	$275
Operating cash flow, as adjusted	$745	$736	$723	$2,968	$697	$655	$671	$622	$2,645	$626

Revenue	$1,541	$1,514	$1,454	$6,071	$1,456	$1,434	$1,403	$1,359	$5,652	$1,347

Operating income margin
(Operating income divided by revenue)	21.9%	24.2%	21.3%	22.6%	23.0%	20.4%	16.7%	17.6%	19.5%	18.6%

Operating income margin, as adjusted	22.5%	24.4%	26.0%	24.1%	24.2%	21.5%	23.6%	19.8%	22.3%	20.4%

Operating cash flow margin
(Operating cash flow divided by revenue)	47.8%	48.4%	45.0%	47.4%	46.6%	44.6%	40.9%	43.6%	44.0%	44.7%

Operating cash flow margin, as adjusted	48.3%	48.6%	49.7%	48.9%	47.9%	45.7%	47.9%	45.8%	46.8%	46.5%

Note: Refer to the cover page for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change based on the final results of the third-party valuation of the acquired assets and other factors.

Frontier Communications Corporation
Pro Forma Combined Historical Financial Support Data
for the Five Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010, December 31, 2010 and March 31, 2011

											Actual		Actual		Actual
	June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,
(Amounts in millions of dollars)	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011

Revenue:
Legacy Frontier	532	(5)	527	(6)	521	(1)	520	(4)	516	(3)	513	(12)	501	4	505
Acquired properties	1,009	(22)	987	(54)	933	3	936	(18)	918	(28)	890	(32)	858	(16)	842
Total revenue	1,541	(27)	1,514	(60)	1,454	2	1,456	(22)	1,434	(31)	1,403	(44)	1,359	(12)	1,347

Cash operating expenses
Legacy Frontier	244	(5)	239	(3)	236	3	239	(2)	237	16	253	1	254	(4)	250
Acquired properties (1)	552	(13)	539	(44)	495	25	520	22	542	(63)	479	3	482	(12)	470
Total cash operating expenses	796	(18)	778	(47)	731	28	759	20	779	(47)	732	4	736	(16)	720

Operating cash flow, as adjusted
Legacy Frontier	288	-	288	(3)	285	(4)	281	(2)	279	(19)	260	(14)	246	8	254
%	54.2%	0.4%	54.6%	0.1%	54.7%	-0.7%	54.0%	0.0%	54.0%	-3.2%	50.8%	-1.7%	49.1%	1.3%	50.4%
Acquired properties	457	(9)	448	(10)	438	(22)	416	(40)	376	35	411	(35)	376	(4)	372
%	45.3%	0.1%	45.4%	1.5%	46.9%	-2.5%	44.4%	-3.4%	41.0%	5.2%	46.2%	-2.4%	43.8%	0.4%	44.2%
Total operating cash flow, as adjusted	745	(9)	736	(13)	723	(26)	697	(42)	655	16	671	(49)	622	4	626
%	48.3%	0.3%	48.6%	1.1%	49.7%	-1.8%	47.9%	-2.2%	45.7%	2.2%	47.9%	-2.1%	45.8%	0.7%	46.5%

Capital expenditures (excluding integration):
Legacy Frontier	53	1	54	15	69	(29)	40	13	53	2	55	24	79	(25)	54
% of revenue	10%	0%	10%	3%	13%	-5%	8%	2%	10%	1%	11%	5%	16%	-5%	11%
Acquired properties	144	(5)	139	1	140	(44)	96	13	109	(5)	104	46	150	(1)	149
% of revenue	14%	0%	14%	1%	15%	-5%	10%	2%	12%	0%	12%	5%	17%	1%	18%
Total capital expenditures	197	(4)	193	16	209	(73)	136	26	162	(3)	159	70	229	(26)	203
% of revenue	13%	0%	13%	1%	14%	-5%	9%	2%	11%	0%	11%	6%	17%	-2%	15%

(1)
Sequential quarterly changes in Costs and Expenses of the acquired properties are impacted by variations in employee and contractor levels at the acquired properties prior to closing on July 1, 2010, including an increase in employees and contractors in the first six months of 2010.

Frontier Communications Corporation
Pro Forma Combined Historical Revenue Support Data
for the Five Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010, December 31, 2010 and March 31, 2011

											Actual		Actual		Actual
	June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,
(Amounts in millions of dollars)	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011
Revenue:
Residential revenue:
Legacy Frontier	228	(4)	224	(6)	218	2	220	1	221	(2)	219	(5)	214	(1)	213
Acquired properties	480	(14)	466	(11)	455	(20)	435	(11)	424	(13)	411	(18)	393	(29)	364
Total residential revenue	708	(18)	690	(17)	673	(18)	655	(10)	645	(15)	630	(23)	607	(30)	577

Business revenue:
Legacy Frontier	217	(5)	212	-	212	(1)	211	4	215	(2)	213	(4)	209	4	213
Acquired properties	427	(11)	416	(37)	379	21	400	-	400	(8)	392	(10)	382	9	391
Total business revenue	644	(16)	628	(37)	591	20	611	4	615	(10)	605	(14)	591	13	604

Regulatory revenue:
Switched access revenue
Legacy Frontier	62	(2)	60	1	61	(1)	60	(3)	57	(6)	51	(3)	48	1	49
Acquired properties	49	(1)	48	(4)	44	(1)	43	(3)	40	(3)	37	(3)	34	4	38
Total switched access revenue	111	(3)	108	(3)	105	(2)	103	(6)	97	(9)	88	(6)	82	5	87

Federal subsidy revenue
Legacy Frontier	14	5	19	-	19	(2)	17	(7)	10	8	18	-	18	(1)	17
Acquired properties	27	2	29	(1)	28	1	29	(4)	25	-	25	-	25	(1)	24
Total Federal USF revenue	41	7	48	(1)	47	(1)	46	(11)	35	8	43	-	43	(2)	41

State subsidy revenue
Legacy Frontier	2	-	2	-	2	-	2	-	2	-	2	-	2	-	2
Acquired properties	5	(1)	4	1	5	-	5	-	5	3	8	1	9	(1)	8
Total State USF revenue	7	(1)	6	1	7	-	7	-	7	3	10	1	11	(1)	10

Surcharges revenue
Legacy Frontier	9	1	10	(1)	9	1	10	1	11	(1)	10	(1)	9	2	11
Acquired properties	21	3	24	(2)	22	2	24	-	24	(7)	17	(1)	16	1	17
Total surcharges revenue	30	4	34	(3)	31	3	34	1	35	(8)	27	(2)	25	3	28

Total regulatory revenue	189	7	196	(6)	190	-	190	(16)	174	(6)	168	(7)	161	5	166

Total revenue:
Legacy Frontier	532	(5)	527	(6)	521	(1)	520	(4)	516	(3)	513	(12)	501	4	505
Acquired properties	1,009	(22)	987	(54)	933	3	936	(18)	918	(28)	890	(32)	858	(16)	842
Total revenue	1,541	(27)	1,514	(60)	1,454	2	1,456	(22)	1,434	(31)	1,403	(44)	1,359	(12)	1,347

Frontier Communications Corporation
Pro Forma Combined Historical Operating Expenses Support Data
for the Five Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010, December 31, 2010 and March 31, 2011

											Actual		Actual		Actual
	June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,
(Amounts in millions of dollars)	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011

Operating expenses:
Cash other operating expenses
Legacy Frontier	244	(5)	239	(3)	236	3	239	(2)	237	16	253	1	254	(4)	250
Acquired properties (1)	552	(13)	539	(44)	495	25	520	22	542	(63)	479	3	482	(12)	470
Total cash other operating expenses	796	(18)	778	(47)	731	28	759	20	779	(47)	732	4	736	(16)	720

Non-cash other operating expenses
Legacy Frontier	7	2	9	2	11	(3)	8	(3)	5	73	78	(61)	17	(4)	13
Acquired properties	1	(7)	(6)	63	57	(47)	10	1	11	8	19	(6)	13	(1)	12
Total non-cash other operating expenses	8	(5)	3	65	68	(50)	18	(2)	16	81	97	(67)	30	(5)	25

Other operating expenses
Legacy Frontier	251	(3)	248	(1)	247	-	247	(5)	242	89	331	(60)	271	(8)	263
Acquired properties	553	(20)	533	19	552	(22)	530	23	553	(55)	498	(3)	495	(13)	482
Total other operating expenses	804	(23)	781	18	799	(22)	777	18	795	34	829	(63)	766	(21)	745

Depreciation and Amortization
Legacy Frontier	133	(30)	103	-	103	(2)	101	(1)	100	(2)	98	2	100	-	100
Acquired properties	266	(2)	264	(22)	242	1	243	3	246	(4)	242	11	253	(2)	251
Total depreciation and amortization	399	(32)	367	(22)	345	(1)	344	2	346	(6)	340	13	353	(2)	351

Total operating expenses
Legacy Frontier	384	(33)	351	(1)	350	(2)	348	(6)	342	87	429	(58)	371	(8)	363
Acquired properties	819	(22)	797	(3)	794	(21)	773	26	799	(59)	740	8	748	(15)	733
Total operating expenses	1,203	(55)	1,148	(4)	1,144	(23)	1,121	20	1,141	28	1,169	(50)	1,119	(23)	1,096

(1)
Sequential quarterly changes in Costs and Expenses of the acquired properties are impacted by variations in employee and contractor levels at the acquired properties prior to closing on July 1, 2010, including an increase in employees and contractors in the first six months of 2010.

Frontier Communications Corporation
Pro Forma Combined Historical Capital Expenditures Support Data
for the Five Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010, December 31, 2010 and March 31, 2011

											Actual		Actual		Actual
	June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,
(Amounts in millions of dollars)	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011

Capital expenditures:
Base wireline operations
Legacy Frontier	53	1	54	15	69	(29)	40	13	53	2	55	24	79	(25)	54
% of revenue	10%	0%	10%	3%	13%	-5%	8%	2%	10%	1%	11%	5%	16%	-5%	11%
Acquired properties	90	18	108	(3)	105	(30)	75	16	91	(7)	84	48	132	7	139
% of revenue	9%	2%	11%	0%	11%	-3%	8%	2%	10%	-1%	9%	6%	15%	2%	17%
Total capital expenditures	143	19	162	12	174	(59)	115	29	144	(5)	139	72	211	(18)	193
% of revenue	9%	2%	11%	1%	12%	-4%	8%	2%	10%	0%	10%	6%	16%	-2%	14%

Fiber optic	54	(23)	31	4	35	(14)	21	(3)	18	2	20	(2)	18	(8)	10
% of revenue	4%	-2%	2%	0%	2%	-1%	1%	0%	1%	0%	1%	0%	1%	0%	1%

Capital Expenditures
(excluding integration):
Legacy Frontier	53	1	54	15	69	(29)	40	13	53	2	55	24	79	(25)	54
% of revenue	10%	0%	10%	3%	13%	-5%	8%	2%	10%	1%	11%	5%	16%	-5%	11%
Acquired properties	144	(5)	139	1	140	(44)	96	13	109	(5)	104	46	150	(1)	149
% of revenue	14%	0%	14%	1%	15%	-5%	10%	2%	12%	0%	12%	5%	17%	1%	18%
Total capital expenditures	197	(4)	193	16	209	(73)	136	26	162	(3)	159	70	229	(26)	203
% of revenue	13%	0%	13%	1%	14%	-5%	9%	2%	11%	0%	11%	6%	17%	-2%	15%

Frontier Communications Corporation
Pro Forma Combined Historical Residential Customer Metrics Support Data
for the Five Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010, December 31, 2010 and March 31, 2011

											Actual		Actual		Actual
(Amounts in millions,	June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,
except operating data)	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011

Residential customer metrics:
Customers -
Legacy Frontier	1,304,244	(27,178)	1,277,066	(22,558)	1,254,508	(24,082)	1,230,426	(23,827)	1,206,599	(20,780)	1,185,819	(22,058)	1,163,761	(21,024)	1,142,737
Acquired properties	2,828,350	(112,887)	2,715,463	(94,187)	2,621,276	(77,884)	2,543,392	(96,657)	2,446,735	(94,459)	2,352,276	(70,844)	2,281,432	(85,863)	2,195,569
Total residential customers	4,132,594	(140,065)	3,992,529	(116,745)	3,875,784	(101,966)	3,773,818	(120,484)	3,653,334	(115,239)	3,538,095	(92,902)	3,445,193	(106,887)	3,338,306

Revenue -
Legacy Frontier	$228	$(4)	$224	$(6)	$218	$2	$220	$1	$221	$(2)	$219	$(5)	$214	$(1)	$213
Acquired properties	480	(14)	466	(11)	455	(20)	435	(11)	424	(13)	411	(18)	393	(29)	364
Total residential revenue	$708	$(18)	$690	$(17)	$673	$(18)	$655	$(10)	$645	$(15)	$630	$(23)	$607	$(30)	$577

ARPU -
Legacy Frontier	$57.74	$(0.06)	$57.68	$(0.16)	$57.52	$1.61	$59.13	$1.31	$60.44	$0.59	$61.03	$(0.29)	$60.74	$0.74	$61.48
Acquired properties	$55.57	$0.43	$56.00	$0.83	$56.83	$(0.76)	$56.07	$0.57	$56.64	$0.49	$57.13	$(0.61)	$56.52	$(2.32)	$54.20
Total residential ARPU	$56.25	$0.29	$56.54	$0.51	$57.05	$0.01	$57.06	$0.83	$57.89	$0.54	$58.43	$(0.49)	$57.94	$(1.27)	$56.67

Percent of customers on price protection plans -
Legacy Frontier	49.6%	1.4%	51.0%	2.3%	53.3%	2.0%	55.3%	1.5%	56.8%	0.8%	57.6%	0.8%	58.4%	0.6%	59.0%

Customer monthly churn -
Legacy Frontier	1.40%	0.15%	1.55%	-0.14%	1.41%	-0.04%	1.37%	0.00%	1.37%	0.02%	1.39%	-0.03%	1.36%	-0.01%	1.35%
Acquired properties	2.37%	0.18%	2.55%	-0.24%	2.31%	-0.21%	2.10%	0.21%	2.31%	-0.18%	2.13%	-0.35%	1.78%	0.23%	2.01%
Total residential customer monthly churn	2.07%	0.17%	2.24%	-0.22%	2.02%	-0.16%	1.86%	0.15%	2.01%	-0.13%	1.88%	-0.24%	1.64%	0.15%	1.79%

Products per residential customer- (1)
Legacy Frontier	2.46	0.02	2.48	0.06	2.54	-	2.54	0.03	2.57	0.01	2.58	0.02	2.60	0.04	2.64
Acquired properties	1.93	0.03	1.96	0.03	1.99	0.02	2.01	0.05	2.06	0.04	2.10	0.05	2.15	0.05	2.20
Total products per residential customer	2.10	0.03	2.13	0.03	2.16	0.03	2.19	0.04	2.23	0.03	2.26	0.04	2.30	0.05	2.35

(1)
Products per residential customer: primary residential voice line, HSI and video products have a value of 1. Long distance, Frontier Peace of Mind, second lines, feature packages and dial-up have a value of 0.5. Acquired properties did not have Frontier Peace of Mind.

Frontier Communications Corporation
Pro Forma Combined Historical Business Customer Metrics Support Data
for the Five Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010, December 31, 2010 and March 31, 2011

												Actual			Actual			Actual
		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,			December 31,			March 31,
(Amounts in millions,		2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010		Var.	2010		Var.	2011
	except operating data)

Business customer metrics:
	Customers -
	Legacy Frontier	146,833	(902)	145,931	(5,168)	140,763	(2,540)	138,223	305	138,528	(1,072)	137,456		(1,973)	135,483		(2,832)	132,651
	Acquired properties (1)	NA		NA		NA		NA		NA		222,906		(8,550)	214,356		(7,836)	206,520
	Total business customers	NA		NA		NA		NA		NA		354,233	(2)	(10,410)	343,823	(2)	(10,427)	333,396	(2)

	Revenue -
	Legacy Frontier	$217	$(5)	$212	$-	$212	$(1)	$211	$4	$215	$(2)	$213		$(4)	$209		$4	$213
	Acquired properties	427	(11)	416	(37)	379	21	400	-	400	(8)	392		(10)	382		9	391
	Total business revenue	$644	$(16)	$628	$(37)	$591	$20	$611	$4	$615	$(10)	$605		$(14)	$591		$13	$604

	ARPU -
	Legacy Frontier	$487.83	$(4.56)	$483.27	$8.95	$492.22	$11.19	$503.41	$14.30	$517.71	$(4.30)	$513.41		$(2.45)	$510.96		$17.94	$528.90
	Acquired properties (1)	NA		NA		NA		NA		NA		$581.05		$1.65	$582.70		$36.76	$619.46
	Total business ARPU	NA		NA		NA		NA		NA		$565.06		$(0.28)	$564.78		$29.61	$594.39

(1)	Business customer metrics for the acquired properties is not available for prior periods.
(2)	Excludes master customer accounts of 6,129, 6,016 and 5,775 that overlap Legacy Frontier and Acquired properties as of September 30, 2010, December 31, 2010 and March 31, 2011, respectively.

Frontier Communications Corporation
Pro Forma Combined Historical Access Lines Support Data
for the Five Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010, December 31, 2010 and March 31, 2011

											Actual		Actual		Actual
	June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,
	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011

Access lines:
Residential -
Legacy Frontier	1,405,258	(30,436)	1,374,822	(25,312)	1,349,510	(26,845)	1,322,665	(26,194)	1,296,471	(23,299)	1,273,172	(24,778)	1,248,394	(23,428)	1,224,966
Acquired properties	2,967,737	(121,613)	2,846,124	(101,044)	2,745,080	(84,329)	2,660,751	(102,081)	2,558,670	(96,682)	2,461,988	(74,712)	2,387,276	(90,532)	2,296,744
Total residential access lines	4,372,995	(152,049)	4,220,946	(126,356)	4,094,590	(111,174)	3,983,416	(128,275)	3,855,141	(119,981)	3,735,160	(99,490)	3,635,670	(113,960)	3,521,710

Business -
Legacy Frontier	783,869	(6,983)	776,886	(8,884)	768,002	(7,855)	760,147	(4,599)	755,548	(5,511)	750,037	(8,957)	741,080	(7,666)	733,414
Acquired properties	1,498,743	(25,876)	1,472,867	(24,810)	1,448,057	(24,824)	1,423,233	(24,672)	1,398,561	(12,846)	1,385,715	(16,747)	1,368,968	(15,128)	1,353,840
Total business access lines	2,282,612	(32,859)	2,249,753	(33,694)	2,216,059	(32,679)	2,183,380	(29,271)	2,154,109	(18,357)	2,135,752	(25,704)	2,110,048	(22,794)	2,087,254

Total -
Legacy Frontier	2,189,127	(37,419)	2,151,708	(34,196)	2,117,512	(34,700)	2,082,812	(30,793)	2,052,019	(28,810)	2,023,209	(33,735)	1,989,474	(31,094)	1,958,380
Acquired properties	4,466,480	(147,489)	4,318,991	(125,854)	4,193,137	(109,153)	4,083,984	(126,753)	3,957,231	(109,528)	3,847,703	(91,459)	3,756,244	(105,660)	3,650,584
Total access lines	6,655,607	(184,908)	6,470,699	(160,050)	6,310,649	(143,853)	6,166,796	(157,546)	6,009,250	(138,338)	5,870,912	(125,194)	5,745,718	(136,754)	5,608,964

Frontier Communications Corporation
Pro Forma Combined Historical Other Operating Support Data
for the Five Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010, December 31, 2010 and March 31, 2011

											Actual		Actual		Actual
	June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,
	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011

HSI subscribers (DSL and
Fiber optic)
Legacy Frontier	613,810	7,521	621,331	14,616	635,947	8,113	644,060	3,427	647,487	3,244	650,731	1,435	652,166	3,215	655,381
Acquired properties:
DSL	906,420	3,374	909,794	1,884	911,678	3,752	915,430	(20,750)	894,680	(11,475)	883,205	(1,024)	882,181	12,159	894,340
Fiber Optic	140,145	3,743	143,888	3,736	147,624	3,861	151,485	2,924	154,409	3,260	157,669	5,151	162,820	(4,863)	157,957
Total	1,046,565	7,117	1,053,682	5,620	1,059,302	7,613	1,066,915	(17,826)	1,049,089	(8,215)	1,040,874	4,127	1,045,001	7,296	1,052,297
Total HSI subscribers	1,660,375	14,638	1,675,013	20,236	1,695,249	15,726	1,710,975	(14,399)	1,696,576	(4,971)	1,691,605	5,562	1,697,167	10,511	1,707,678

Video subscribers
Direct Broadcast Satellite (DBS)
Legacy Frontier	157,353	7,182	164,535	8,426	172,961	2,814	175,775	3,784	179,559	2,046	181,605	3,940	185,545	8,703	194,248
Acquired properties	188,148	7,671	195,819	5,620	201,439	5,392	206,831	916	207,747	6,129	213,876	8,068	221,944	17,888	239,832
Total DBS subscribers	345,501	14,853	360,354	14,046	374,400	8,206	382,606	4,700	387,306	8,175	395,481	12,008	407,489	26,591	434,080

Fiber optic - acquired properties	102,791	4,292	107,083	3,916	110,999	3,296	114,295	2,943	117,238	2,922	120,160	3,797	123,957	(11,633)	112,324
Total video subscribers	448,292	19,145	467,437	17,962	485,399	11,502	496,901	7,643	504,544	11,097	515,641	15,805	531,446	14,958	546,404

Frontier Communications Corporation
Pro Forma Combined Historical ARPU Support Data
for the Five Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010, December 31, 2010 and March 31, 2011

											Actual		Actual		Actual
	June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,
	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011

Average monthly total revenue per access line
Legacy Frontier	$80.52	$0.39	$80.91	$0.44	$81.35	$1.16	$82.51	$0.71	$83.22	$0.67	$83.89	$(0.69)	$83.20	$2.06	$85.26
Acquired properties	$76.57	$0.73	$77.30	$(2.15)	$75.15	$1.25	$76.40	$(0.29)	$76.11	$(0.08)	$76.03	$(0.81)	$75.22	$0.55	$75.77
Total average monthly total revenue per access line	$76.24	$0.65	$76.89	$(1.06)	$75.83	$1.96	$77.79	$0.72	$78.51	$0.22	$78.73	$(0.75)	$77.98	$1.09	$79.07

Average monthly customer revenue (1) per access line
Legacy Frontier	$67.29	$(0.39)	$66.90	$0.26	$67.16	$1.26	$68.42	$1.85	$70.27	$0.33	$70.60	$(0.28)	$70.32	$1.52	$71.84
Acquired properties	$66.61	$0.32	$66.93	$(1.61)	$65.32	$1.93	$67.25	$1.06	$68.31	$0.29	$68.60	$(0.65)	$67.95	$0.01	$67.96
Total average monthly customer revenue (1) per
access line	$66.88	$0.04	$66.92	$(0.99)	$65.93	$1.72	$67.65	$1.33	$68.98	$0.31	$69.29	$(0.52)	$68.77	$0.54	$69.31

(1)		Customer revenue is defined as total revenue less regulatory revenue. Regulatory revenue includes switched access and subsidies.